SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

DiamondRock Hospitality Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DIAMONDROCK HOSPITALITY COMPANY 6903 ROCKLEDGE DRIVE SUITE 800 BETHESDA, MARYLAND 20817
AUTHORIZE A PROXY BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by DiamondRock Hospitality Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize a proxy using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

AUTHORIZE A PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE A PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to DiamondRock Hospitality Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DMRCK1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIAMONDROCK HOSPITALITY COMPANY		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote for each of the nominees listed below in Proposal 1 and for Proposal 2.		☐	☐	☐

Vote on Directors

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The nominees are as follows:
(01) William W. McCarten (05) Maureen L. McAvey (02) Daniel J. Altobello (06) Gilbert T. Ray (03) Mark W. Brugger (07) John L. Williams (04) W. Robert Grafton

Vote on Proposal		For	Against	Abstain

2.	To ratify the selection of KPMG LLP as the independent auditors for DiamondRock Hospitality Company for the fiscal year ending December 31, 2009.	☐	☐	☐
Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

	Yes	No	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐
Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.
			☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting: The Notice of the 2009 Annual Meeting of Stockholders and Proxy Statement, each dated as of March 3, 2009 and the 2008 Annual Report are available at www.proxyvote.com.

DIAMONDROCK HOSPITALITY COMPANY
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 30, 2009
The undersigned stockholder of DiamondRock Hospitality Company hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated March 3, 2009, the terms of which are incorporated by reference, and hereby appoints Michael D. Schecter and Sean M. Mahoney, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of DiamondRock Hospitality Company to be held at the Bethesda Marriott Suites Hotel, 6711 Democracy Boulevard, Bethesda, Maryland on Thursday, April 30, 2009 at 3:00 p.m. (local time), and at any and all postponements, continuations and adjournments thereof, to vote all of the shares of DiamondRock Hospitality Company that the undersigned may be entitled to vote at such meeting and otherwise to represent the undersigned at the meeting with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, and revokes any proxy previously given with respect to the meeting.
UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. FOR ANY AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT, CONTINUATION OR ADJOURNMENT THEREOF, THIS PROXY SHALL BE VOTED WITH DISCRETIONARY AUTHORITY BY THE PROXY HOLDER.